1 Earnings Conference Call 3 rd Quarter 2007 October 26, 2007 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk
Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Third Quarter 2007 Quarterly Report on Form 10-Q (to be filed on October 26, 2007) in (a) Part II,
Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial
Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange
Commission by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison
Company, and PECO Energy Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Companies undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to
GAAP earnings.

2006 2007
Exelon Operating EPS
$1.21
Exelon’s strong performance for the third quarter was driven primarily by increased earnings at
Exelon Generation, which were partially offset by the expected decrease in ComEd earnings
$0.90
$0.25
$0.10
HoldCo/Other
ExGen
PECO
ComEd
Third Quarter (Q3)
2006 2007
$2.50
$1.49
$0.61
$0.49
$3.31
$2.67
$0.17
$0.58
$1.02
$0.51
$0.33
$0.21
Year-to-Date (YTD)
Refer to Earnings Release Attachments for additional details on Q3 and YTD earnings and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS.

Exelon Generation Operating EPS
Q3 YTD
$0.51
$0.90
Key Drivers – Q3 ’07 vs. Q3 ’06*
Higher wholesale margins
• End of the below-market PPA with
ComEd
• Contractual price increase associated
with the PECO PPA
• Favorable market and portfolio
conditions
Nuclear refueling outages
• Lower number of refueling outage days
during the quarter favorably impacted
margins and outage costs
Lower hydro generation
Labor-related inflation and nuclear
plant development costs
$2.67
$1.49
2007
2006
*Refer to the Earnings Release Attachments for additional details.  Refer to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

Q3 YTD
ComEd Operating EPS
$0.33
$0.10
Key Drivers – Q3 ’07 vs. Q3 ’06*
End of the regulatory transition
period in IL
Higher storm costs
One-time 2006 benefit for
environmental cost recovery
Warmer weather
Increased distribution revenues
(December 2006 ICC Rate Order)
Increased transmission revenues
(2007 Transmission Rate Case)
$0.17
$0.61
2007
2006
*Refer to the Earnings Release Attachments for additional details.  Refer to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

ComEd Transmission Case Settlement
(1)
($ in millions)
FERC Filing
3/1/07
Preliminary Order
6/5/07
Settlement Filing
10/5/07
(1)
Total Revenue Requirement (in year 1)
(2)
$415 $387 $364
Revenue Requirement increase (in year 1) $146 $116
(3)
$93
Rate Base (in year 1) $1,826 $1,744 $1,672
(4)
Common Equity Ratio 58% 58% 58%
(5)
Return on Equity (ROE)
(6)
12.20%
11.70% + 0.50% RTO adder
12.20%
11.70% + 0.50% RTO adder
11.50%
11.0% + 0.50% RTO adder
Return on Rate Base (ROR) 9.87% 9.87% 9.40%
Rate settlement establishes reasonable framework for timely recovery of transmission investment on an annual basis through formula rates
(1) Subject to final FERC approval
(2) Included a request for project incentives of $16 million
(3) Rates effective 5/1/07, subject to refund
(4) Excludes pension asset; 6.51% debt return allowed in operating expenses
(5) Equity cap of 58% for 2 years, declining to 55% by 2011
(6) ROE is fixed and not subject to annual updating
RTO = Regional Transmission Organization
(Docket Nos. ER07-583-000 & EL07-41-000)

Formula Transmission Rate Annual
Update Process
(1)
Annual filing by May 15th
will update the current year revenue
requirement and true-up prior year to actual:
Update current year
Estimate current year revenue requirement using updated costs based on prior year actual data per FERC Form 1 plus projected plant additions for the current calendar year
True-up prior year
Perform a true-up of the prior year’s rates by comparing prior year actual data per FERC Form 1 to the estimate used for that year; over/under-recoveries for the prior year are collected in the current year
Rates take effect on June 1st
Interested parties have 180 days to submit information requests and raise concerns; unresolved concerns go before FERC for resolution
The combination of annual updating and true-up virtually eliminates regulatory lag
(1) Subject to final FERC approval

ComEd Delivery Service
Rate Case Filing
$361
(6)
Total ($2,049 million revenue requirement)
$(51) Other adjustments
(5)
$48 O&M expenses
$99 Administrative & General expenses
(4)
$50
Capital Structure
(3)
: ROE - 10.75% /
Common Equity - 45.11% / ROR - 8.55%
$215
(2)
Rate Base: $7,071 million
(1)
Requested Revenue
Requirement Increase
($ in millions)
Revenue increase needed to recover significant distribution system investment and represents an important step in ComEd’s regulatory recovery plan
(1) Based on 2006 test year, including pro forma capital additions through 3Q 2008; represents a $1,550 million increase from 2006 ICC order
(2) Includes increased depreciation expense associated with capital additions
(3) Requested cap structure does not include goodwill; ICC docket 05-0597 allowed 10.045% ROE, 42.86% equity ratio and 8.01% ROR (return on rate base)
(4) Primarily includes increases in pension and other post-retirement benefits costs and effects of a reclassification of rental revenue of $20 million, which is offset in “Other adjustments”
(5) Includes taxes other than income, regulatory expenses, and reductions for other revenues and load growth
(6) Or approximately $359 million adjusted for normal weather

ComEd Delivery Service
Rate Case Filing – Tentative Schedule
Filed – October 17, 2007
Rebuttal Testimony – February 2008
Hearings – May 2008
Administrative Law Judge (ALJ) Order – July 2008
Final Order Expected – September 2008
Note:  Dates are based on typical approach to rate cases but the Illinois Commerce Commission (ICC) will set the actual schedule.

Q3 YTD
PECO Operating EPS
$0.21
$0.25
Key Drivers – Q3 ’07 vs. Q3 ’06*
Load growth
Reduction in reserve for property
taxes (PURTA)
Absence of storm costs (2006)
Scheduled CTC amortization
Favorable tax settlement in 2006
$0.58
$0.49
2007
2006
*Refer to the Earnings Release Attachments for additional details.  Refer to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

2007 Operating
EPS Guidance
(1)
$3.22
$0.78
$0.67
$1.88
$0.65 - $0.70
$3.45 - $3.55
$4.15 - $4.30
$0.20 - $0.25
2006 Operating
EPS Actual
$ / Share
HoldCo/Other
ExGen
PECO
ComEd
$0.60 - $0.63
(1) Earnings Guidance; Operating EPS Guidance revised on 9/4/07 from previous range of $4.00 - $4.30 per share
(2) GAAP Guidance revised on 10/26/07 from previous range of $3.70 - $4.00 per share
2007 and Beyond
Exelon Generation
ComEd
PECO
Exelon expects to see robust earnings growth over next five years driven by
Exelon Generation and ComEd’s recovery
Operating EPS
(1)
: $4.15 - $4.30 per share
GAAP EPS
(2)
: $3.90 - $4.20 per share
2007 Operating Earnings Guidance
ComEd regulatory recovery plan
Improving market fundamentals
Gas prices
Capacity values
Heat rates
End of IL and PA transition periods
Carbon regulation
Earnings Drivers

Reliability Pricing Model Auction
40.80
197.67
111.92
148.80
191.32 191.32
102.04
Rest of Market Eastern MAAC MAAC + APS
2007/2008
2008/2009
2009/2010
0 1,500 MW N/A N/A N/A N/A
MAAC + APS (7)
9,750 - 9,950 MW (3) 9,500 MW 9,550 - 9,850 MW (3) 9,500 MW 9,500 - 9,800 MW (3) 9,500 MW
Eastern MAAC
4,750 - 4,950 MW (6) 12,700 MW 6,600 - 6,800 MW 14,500 MW (5) 6,600 - 6,800 MW 16,000 MW (4)
Rest of Market
Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2)
2009 / 2010 2008 / 2009 2007 / 2008
Exelon Generation Participation within PJM Reliability Pricing Model (1)
PJM RPM Auction Results ($/MW day)
(6) In 09/10, obligation is reduced due to roll-off of part of ComEd auction load obligation in May 2009 (3)  EMAAC obligation consists of load from PECO and BGS commitments
(7) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System
(5) 08/09 Capacity supply decreased due to roll-off of several purchase power agreements (PPAs)
(4) Removing State Line from the supply in October 2007 reduces this by 515 MW
(2)  All capacity values are in installed capacity terms (summer ratings)
(1)  All values are approximate and not inclusive of wholesale transactions

13 Appendix – GAAP Reconciliation

GAAP EPS Reconciliation
Three Months Ended September 30, 2006
1.02 (0.03) 0.21 0.33 0.51 2006 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.08)
- -
(0.08)
-
Recovery of debt costs at ComEd
1.15
- -
1.15
-
Impairment of ComEd's goodwill
0.02
- -
0.01 0.01 Severance charges
0.06 0.05 0.01 -
-
Charges related to now terminated merger with PSEG
0.02 0.02
- - -
Investments in synthetic fuel-producing facilities
(0.08) - -
-
(0.08) Mark-to-market adjustments from economic hedging activities
$(0.07) $(0.10) $0.20 $(0.75) $0.58 2006 GAAP Earnings (Loss) Per Share
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation
Three Months Ended September 30, 2007
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS
1.21 (0.04) 0.25 0.10 0.90 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.03)
- - -
(0.03) Nuclear decommissioning obligation reduction
0.12
- - -
0.12 2007 Illinois electric rate settlement
(0.03) (0.03)
- - -
Investments in synthetic fuel-producing facilities
$1.15 $(0.01) $0.25 $0.10 $0.81 2007 GAAP Earnings (Loss) Per Share
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)

GAAP EPS Reconciliation
Nine Months Ended September 30, 2006
2.50 (0.09) 0.49 0.61 1.49 2006 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.08)
- -
(0.08)
-
Recovery of debt costs at ComEd
1.15
- -
1.15
-
Impairment of ComEd's goodwill
0.02
- -
0.01 0.01 Severance charges
(0.13)
- - -
(0.13) Nuclear decommissioning obligation reduction
0.09 0.06 0.02 0.01
-
Charges related to now terminated merger with PSEG
0.08 0.08
- - -
Investments in synthetic fuel-producing facilities
(0.11)
- - -
(0.11) Mark-to-market adjustments from economic hedging activities
$1.48 $(0.23) $0.47 $(0.48) $1.72 2006 GAAP Earnings (Loss) Per Share
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation
Nine Months Ended September 30, 2007
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
3.31 (0.11) 0.58 0.17 2.67 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.01)
- - -
(0.01) Sale of Generation's investments in TEG and TEP
0.14
- -
0.03 0.11 2007 Illinois electric rate settlement
(0.01)
- - -
(0.01) Settlement of a tax matter at Generation related to Sithe
(0.03)
- - -
(0.03) Nuclear decommissioning obligation reduction
(0.10) (0.10)
- - -
Investments in synthetic fuel-producing facilities
0.12
- - -
0.12 Mark-to-market adjustments from economic hedging activities
$3.20 $(0.01) $0.58 $0.14 $2.49 2007 GAAP Earnings (Loss) Per Share

GAAP EPS Reconciliation
Year Ended December 31, 2006
3.22 (0.11) 0.67 0.78 1.88
2006 Adjusted (non-GAAP) Operating Earnings (Loss)
Per Share
$2.35 $(0.21) $0.65 $(0.17) $2.08 2006 GAAP Earnings (Loss) Per Share
-
-
-
-
-
0.05
0.04
-
Other
(1)
(0.14)
1.15
(0.08)
-
0.01
0.01
-
-
ComEd
(1)
-
-
-
(0.13)
0.01
0.01
-
(0.09)
ExGen
(1)
-
-
-
-
0.01
0.01
-
-
PECO
(1)
Exelon
1.15 Impairment of ComEd’s goodwill
(0.08) Recovery of debt costs at ComEd
0.03 Severance charges
(0.13) Nuclear decommissioning obligation reduction
(0.14) Recovery of severance costs at ComEd
0.09 Charges related to now terminated merger with PSEG
0.04 Investments in synthetic fuel-producing facilities
(0.09) Mark-to-market adjustments from economic hedging activities
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS